Exhibit 99.1

For Immediate Release

Contacts: Peerless Systems Corporation: John Rigali Chief Financial Officer (310) 297-3172	Investor Contact: Geoff High Pfeiffer High Investor Relations, Inc. (303) 393-7044
Peerless Systems’ Howard Nellor to Assume Role as Chairman;
Opens Positions of President & CEO
EL SEGUNDO, Calif., August 31, 2006 — Peerless Systems Corporation (Nasdaq: PRLS), a provider of advanced imaging and networking technologies and components to the digital document market, today announced that Howard Nellor will assume the vacant position of chairman of the board, and will retire from the position of president and chief executive officer. Nellor will remain president and CEO until the company completes its selection process to fill these positions. As part of an orderly succession plan, the board has retained an executive search firm to assist in locating a qualified candidate to serve as Peerless’ new president and CEO.
Nellor, 67, has served as president and CEO of Peerless since April 2000. Under his direction, the company has successfully entered new sectors of the digital imaging industry, and in fiscal 2006, achieved solid profitability on a 57% year-over-year increase in revenue. As chairman, he will continue to play an active role in Peerless’ direction and strategy, and will maintain his involvement in customer and investor relations.
“Peerless is now positioned to start another chapter of opportunity and growth,” Nellor said. “I look forward to my new responsibilities as chairman, and will remain actively involved in forming and implementing the strategic direction of the company. We will remain focused on the needs of our customers, while we expand the company’s technology to address complimentary segments of the imaging industry.”
Continued Nellor, “As company chairman, I will lead a board that is dedicated to leveraging these accomplishments with the goal of building a company that is more capable, more successful, and ultimately more valuable to our shareholders.”
About Peerless Systems Corporation
Since1982, Peerless Systems Corporation has provided imaging and networking technologies and components to manufacturers of color, monochrome and multifunction office products and digital appliances. Peerless’ broad line of scalable software and silicon offerings enables customers to shorten new product time-to-market and reduce costs by offering unique solutions for multiple products. Customers include Canon, IBM, Konica Minolta, Kyocera Mita, Lenovo, OkiData, Ricoh, RISO, Seiko Epson and Xerox. Peerless also maintains strategic partnerships with Adobe and Novell. For more information about Peerless Systems or to include Peerless in upcoming development projects, please contact the company at info@peerless.com or visit www.peerless.com.

Safe Harbor Statement Under The U.S. Private Securities Litigation Reform Act Of 1995
Statements made by us in this press release that are not historical facts constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21 of the Securities Exchange Act of 1934. These forward-looking statements are necessarily estimates reflecting the best judgment of our senior management based on our current estimates, expectations, forecasts and projections and include comments that express our current opinions about trends and factors that may impact future operating results. Statements that use words such as we “believe,” “anticipate,” “estimate,” “intend,” “could,” “plan,” “expect,” “project” or the negative of these, as well as similar expressions, are intended to identify forward-looking statements. Specifically, statements in this press release pertaining to our succession plans and any other statements that do not expressly refer to historical facts are forward-looking statements. These statements are not guarantees of future performance, rely on a number of assumptions concerning future events, many of which are outside of our control, and involve known and unknown risks and uncertainties that could cause our actual results, performance or achievements, or industry results, to differ materially from any future results, performance or achievements, expressed or implied by such forward-looking statements. Such risks and uncertainties include, among other things, changing competitive and market conditions, our reliance on certain OEM customers for significant portions of our revenues, the sufficiency of our capital resources, any adverse change in our relationship with Adobe Systems Incorporated and Novell, Inc, increased competition both from in-house OEM products and low cost offshore competitors, the impact of Microsoft’s Vista™ operating system, reduced demand for our existing monochrome technologies, our ability to develop and market our advanced devices and software, the validity and protection of our intellectual property rights and our ability to execute our business plan and strategic partnering transactions.
The above risks, and others, are described in further detail in our reports filed with the Securities and Exchange Commission, including but not limited to our most recent Quarterly Report on Form 10-Q for the first quarter of fiscal 2007, in Part II — Item 1A. “Risk Factors” filed on June 14, 2006. Copies of Peerless’ press releases and additional information about Peerless are available at www.Peerless.com or you can contact Peerless Investor Relations by calling (303) 393-7044.
Current and prospective stockholders are urged not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We are under no obligation, and expressly disclaims any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise. All forward-looking statements contained herein are qualified in their entirety by the foregoing cautionary statements.
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